SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT: APRIL 7, 2003

(Date of earliest event reported)

OVERSEAS PARTNERS LTD.

(Exact name of registrant as specified in its charter)

Islands of Bermuda	0-11538	N/A
(State or other jurisdiction of	(Commission file	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

Cumberland House, One Victoria Street, Hamilton HM 11, Bermuda

(Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code     (441) 295-0788

Not Applicable

Former name, former address and former fiscal year, if changed since last report

ITEM 5 – OTHER EVENTS

On or about April 7, 2003 Overseas Partners Ltd. issued its Annual Report including a letter to shareowners representing a summary of the Company’s 2002 results and news. The information contained in the letter, which is attached as an Exhibit to this report, is incorporated herein by reference.

ITEM 7 – FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

The Registrant is filing herewith the Letter to Shareowners listed as Exhibit 99.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.

OVERSEAS PARTNERS LTD. (Registrant)

Date: April 7, 2003	By: /s/ MARK R. BRIDGES
Mark R. Bridges President and Chief Executive Officer

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EXHIBIT INDEX

99	Letter to Shareowners	Filed herewith.